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                                                                   EXHIBIT 23.1

                         CONSENT OF ERNST & YOUNG LLP

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 2, 1996 related to the financial statements of Integ Incorporated included in Amendment No. 2 to the Registration Statement (Form S-1) and the related Preliminary Prospectus for the registration of 3,000,000 shares of its Common Stock.

                                          Ernst & Young LLP

Minneapolis, Minnesota
June 5, 1996